[LOGO] CMA

CMA ARIZONA
MUNICIPAL MONEY FUND

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Semi-Annual Report

September 30, 1999
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[LOGO] Merrill Lynch

To Our Shareholders:
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For the six-month period ended September 30, 1999, CMA Arizona Municipal Money
Fund paid shareholders a net annualized yield of 2.58%.* As of September 30, 1999, the Fund's 7-day yield was 3.04%.

Economic Environment
During the six-month period ended September 30, 1999, Arizona's economic expansion continued at a quick pace, with job growth heading the list of positive factors. The Phoenix metropolitan area continued to lead the way with economists predicting the addition of approximately 1.5 million jobs during the next 25 years for this area. The state's economy also continues to diversify away from mining and agriculture into service, retail trade and manufacturing. In fact, some of the largest employers in Arizona are high-tech electronics and aerospace companies that include Motorola, Inc., Intel Corp. and AlliedSignal Inc.

During the first quarter of 1999, Arizona's exports were $2.8 billion, down 3.7% compared to the first quarter of 1998. However, this reflects a recovery from the slump caused by troubled Pacific Rim economies last year, according to the Arizona Department of Commerce and International Trade. First quarter 1998 results declined almost 20% compared to first quarter 1997 results. Specifically, trade increased 56% with Japan, 8% with Malaysia and 7% with Hong Kong.

However, despite this rapid growth, economic prosperity has not improved for all in Arizona. Specifically, median household income in the state has grown at a slower pace for most of this decade and as a result, incomes in Arizona have been declining compared to incomes in the United States. This is partly because of the disparity of economic situations across different areas of the state. For example, the unemployment rate in Phoenix is currently 2.5% compared to more than 23% in Yuma. Finally, state economists agree Arizona will remain one of the nation's fastest-growing states throughout the remainder of 1999. Yet, state economists also expect growth to slow somewhat from its torrid pace in recent years. Although in the past Arizona's risks were driven by its dependence on natural resource industries and tourism, it is now facing a pattern of risk because of its concentration in high-tech industries, particularly high-tech manufacturing.

On April 15, 1999, the state passed its first biennial budget for fiscal years 2000-2001 totaling $12.1 billion. Budget growth rates of 2% in 2000 and 4% in 2001 are below state population growth and considerably less than the five-year average annual increase of 7%. In particular, the budget's top priorities include increased funding for education and healthcare as well as tax cuts and accelerated highway construction. In respect to education, the state will provide $218 million in additional funding for kindergarten through twelfth grade during these two years. Furthermore, universities will receive an increase of $41.6 million, and community colleges will be given an additional $17.7 million above current funding. Tax cuts include a reduction in the corporate income tax from 8% to 7% and $60 million in savings from a decrease of the state's vehicle license tax.

Investment Strategy
During the six-month period ended September 30, 1999, the persistent strength of the US economy continued to fuel an already volatile interest rate environment. CMA Arizona Municipal Money Fund began the period building on its relatively bearish posture by continuing to reinvest the proceeds of

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


                                                                               1
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maturing tax-exempt commercial paper into variable rate products. We did this in an effort to take advantage of the higher yields that were expected in April and May as a result of cash outflows during tax time. This strategy benefited the Fund as yields on one-year fixed rate issues averaged 3.15% compared to yields on variable rate products, which averaged 3.60%.

Moreover, during this time low inflation expectations and a lack of fixed rate products made it unattractive to extend the portfolio's average maturity significantly. As May ended, a string of economic data pointing to the presence of inflationary pressures caused concern of higher interest rates. These factors combined with comments made by Federal Reserve Board Chairman Alan Greenspan caused yields on US Treasury securities to rise significantly as expectations of tighter monetary policy increased. For example, the yield on the one-year Treasury note, which began the period at 4.70%, rose to 5.20% by late June, an increase of 50 basis points (0.50%). On June 30, 1999, the Federal Reserve Board tightened monetary policy by raising the Federal Funds rate from 4.75% to 5.00%. As a result, yields on one-year tax-exempt paper rose approximately 25 basis points to 3.50%. Given our bearish position, as well as a meager June inflation report and the need to replace maturing notes, we purchased some one-year issues. The bulk of tax-exempt fixed rate supply expected during late summer and ongoing inflationary concerns expressed by the Federal Reserve Board Chairman kept our strategy in place. For the six-month period ended September 30, 1999, the state of Arizona's issuance totaled $174.9 million, an increase from the $4.9 million issued during the previous six-month period.

As the period came to an end, the relentless strength of the domestic economy heightened expectations of tighter monetary policy even though inflation remained relatively benign. On August 24, 1999, the Federal Reserve Board tightened monetary policy again by increasing the Federal Fund's rate 25 basis points to 5.25%. During this time, we chose to attain a slightly bullish posture. The basis for this strategy was twofold. First, comments made by the Federal Reserve Board Chairman after the second interest rate hike were not as negative as those made following the previous tightening. Second, the expectation of tighter monetary policy, combined with traditional issuance of cash flow notes in August and September, caused yields on fixed rate paper to become more attractive, thus providing a valuable opportunity to take a more aggressive stance. As a result, our strategy allowed the Fund to perform on average compared to its peer group as measured by IBC Financial Data during the period.

In Conclusion
We thank you for your support of CMA Arizona Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano
Vincent R. Giordano
Senior Vice President


/s/ Darrin J. SanFillippo
Darrin J. SanFillippo
Vice President and Portfolio Manager


October 29, 1999


2
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CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999                  (IN THOUSANDS)
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
====================================================================================================================
                Face                                                                                    Value
State          Amount                                     Issue                                       (Note 1a)
--------------------------------------------------------------------------------------------------------------------
Arizona--91.5             Apache County, Arizona, IDA, IDR (Tucson Electric Power Co.), VRDN (a):
               $ 4,900        Series 83-A, 3.80% due 12/15/2018...................................    $ 4,900
                 2,000        Series 83-C, 3.85% due 12/15/2018...................................      2,000
                          Arizona Educational Loan Marketing Corporation, Educational Loan
                          Revenue Bonds, VRDN, AMT, Series A (a):
                 5,400        3.85% due 3/01/2015 (c).............................................      5,400
                 3,200        3.80% due 12/01/2020................................................      3,200
                 2,400    Arizona Health Facilities Authority, Hospital System Revenue
                          Bonds (Northern Arizona Healthcare), VRDN, Series B, 3.80% due
                          10/01/2026 (a)(c).......................................................      2,400
                   290    Arizona Health Facilities Authority Revenue Bonds (Arizona
                          Volunteer Hospital Federation), VRDN, Series B, 3.80% due
                          10/01/2015 (a)(d).......................................................        290
                12,215    Arizona School District, TAN, Financing Program, COP, Series A,
                          4.05% due 7/31/2000.....................................................     12,261
                 2,550    Chandler, Arizona, IDA, M/F Housing Revenue Refunding Bonds
                          (Southpark Apartments Project), VRDN, 3.75% due 12/01/2002 (a)..........      2,550
                 6,000    Cochise County, Arizona, Pollution Control Corporation, Solid
                          Waste Disposal Revenue Bonds (Arizona Electric Power Cooperative
                          Inc. Project), AMT, 3.65% due 3/01/2000.................................      6,000
                17,700    Coconino County, Arizona, Pollution Control Corporation Revenue Bonds
                          (Arizona Public Service Co.--Navajo Project), VRDN, AMT, Series A,
                          3.85% due 10/01/2029 (a)................................................     17,700
                          Coconino County, Arizona, Pollution Control Corporation
                          Revenue Bonds (Arizona Public Service Co. Project), VRDN, AMT (a):
                 5,770        4.05% due 11/01/2033................................................      5,770
                 5,610        Series A, 3.95% due 12/01/2031......................................      5,610
                 1,700    East Valley, Arizona, Institute of Technology, District
                          Number 401, GO (Project of 1994), Series B, 6.40% due
                          7/01/2000 (b)...........................................................      1,736
                 4,000    Eloy, Arizona, IDA, Revenue Bonds (Marley Cooling Project),
                          VRDN, AMT, 3.95% due 8/01/2020 (a)......................................      4,000
                 2,000    Flagstaff, Arizona, IDA, IDR (Joy Cone Company Project), VRDN, AMT,
                          4.10% due 4/01/2019 (a).................................................      2,000
                 1,000    Maricopa County, Arizona, GO, Refunding, 6.25% due 7/01/2000 (d)........      1,020
                          Maricopa County, Arizona, Pollution Control
                          Corporation, PCR, Refunding (Southern California
                          Edison--Palo Verde), CP:
                 8,550        Series D, 3.50% due 2/07/2000.......................................      8,550
                 3,250        Series E, 3.40% due 10/12/1999......................................      3,250
                10,030        Series E, 3.70% due 11/16/1999......................................     10,030
                 6,600        Series F, 3.35% due 10/22/1999......................................      6,600
                 2,500        Series G, 3.20% due 11/15/1999......................................      2,500
                 1,000    Maricopa County, Arizona, School District No. 028,
                          Kyrene Elementary, COP, 4.25% due 1/01/2000 (b) ........................      1,003

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
Portfolio Abbreviations for CMA Arizona Municipal Money Fund

  AMT    Alternative Minimum Tax (subject to)
  COP    Certificates of Participation
  CP     Commercial Paper
  DATES  Daily Adjustable Tax-Exempt Securities
  GO     General Obligation Bonds
  IDA    Industrial Development Authority
  IDR    Industrial Development Revenue Bonds
  M/F    Multi-Family
  PCR    Pollution Control Revenue Bonds
  TAN    Tax Anticipation Notes
  VRDN   Variable Rate Demand Notes

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CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999 (CONCLUDED)      (IN THOUSANDS)
--------------------------------------------------------------------------------

====================================================================================================================
                Face                                                                                    Value
State          Amount                                     Issue                                       (Note 1a)
--------------------------------------------------------------------------------------------------------------------
Arizona                   Maricopa County, Arizona, Unified School District No. 097, GO (Deer Valley
(concluded)               Project of 1996):
               $ 1,000        Series F, 4.625% due 7/01/2000 (c)..................................    $  1,009
                 2,000        Series G, 5.60% due 7/01/2000 (e)...................................       2,034
                              Mesa, Arizona, Municipal Development Corporation, CP:
                 1,400        3.55% due 2/07/2000.................................................       1,400
                 2,300        Series A, 3.40% due 10/05/1999......................................       2,300
                 1,200        Series A, 3.40% due 10/07/1999......................................       1,200
                 2,000        Series A, 3.50% due 10/07/1999......................................       2,000
                 1,000    Phoenix, Arizona, GO, Refunding, 5.90% due 7/01/2000....................       1,016
                          Phoenix, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (a):
                 1,000        (Bell Square Apartments Project), 3.85% due 6/01/2025...............       1,000
                 4,700        (Del Mar Terrace Apartments Project), 3.85% due 10/15/2006..........       4,700
                 8,420        (Mariners Pointe Apartments Project), AMT, Series A,
                              3.95% due 10/01/2023................................................       8,420
                          Phoenix, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN (a):
                 6,345        (Lynwood Apartments Project), 3.80% due 10/01/2025..................       6,345
                 4,000        (Paradise Lakes Apartments Project), 3.85% due 7/01/2025............       4,000
                 3,605    Phoenix, Arizona, IDA, Revenue Bonds (Laich Industries Corp. Project),
                          VRDN, AMT, 4% due 9/01/2016 (a).........................................       3,605
                 2,500    Phoenix, Arizona, IDA, Revenue Refunding Bonds (VAW of America Inc.),
                          VRDN, 4% due 2/01/2012 (a)..............................................       2,500
                 3,245    Pima County, Arizona, Community College District, GO (Project of 1995),
                          Series B, 4% due 7/01/2000..............................................       3,258
                 1,500    Pima County, Arizona, IDA, IDR, Refunding (Brush Wellman Inc. Project),
                          VRDN, 3.85% due 9/01/2009 (a)...........................................       1,500
                          Pima County, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN (a):
                 6,790        (Eastside Place Apartments Project), 3.86% due 5/01/2027............       6,790
                 5,000        (La Cholla Apartments Project), 3.90% due 12/01/2025................       5,000
                 3,100    Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES, VRDN,
                          3.85% due 12/01/2009 (a)................................................       3,100
                 1,030    Tempe, Arizona, Excise Tax Revenue Bonds, Series A, 3.75% due 7/01/2000.       1,033
                 3,350    Tempe, Arizona, Unified High School District No. 213, GO (Project of
                          1998), Series B, 4.50% due 7/01/2000 (d)................................       3,372
                 1,000    Tucson, Arizona, Airport Authority Inc., Special Revenue Bonds
                          (Lear Jet Inc.), VRDN, AMT, Series A, 4% due 9/01/2028 (a)..............       1,000
                 6,900    University of Arizona, COP (Student Union Bookstore), Series B,
                          3.55% due 3/08/2000 (b).................................................       6,900
                 3,725    Yuma, Arizona, IDA, M/F Housing Revenue Refunding Bonds (El Encanto
                          Apartments), VRDN, Series A, 3.85% due 11/01/2008 (a)...................       3,725
                 2,000    Yuma County, Arizona, IDA, IDR (Meadowcraft Inc. Project), VRDN, AMT,
                          4% due 11/01/2012 (a)...................................................       2,000
--------------------------------------------------------------------------------------------------------------------
Puerto Rico--    6,000    Puerto Rico Commonwealth, Government Development Bank, CP,
2.9%                      3.15% due 11/15/1999....................................................       6,000
--------------------------------------------------------------------------------------------------------------------
                          Total Investments (Cost--$193,977*)--94.4%..............................     193,977
                          Other Assets Less Liabilities--5.6%.....................................      11,561
                                                                                                      --------
                          Net Assets--100.0%......................................................    $205,538
                                                                                                      ========
--------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
(b) AMBAC Insured.
(c) MBIA Insured.
(d) FGIC Insured.
(e) FSA Insured.
  * Cost for Federal income tax purposes.

See Notes to Financial Statements.

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CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1999
--------------------------------------------------------------------------------


Assets:
Investments, at value (identified cost--$193,977,346) (Note 1a).................                  $ 193,977,346
Cash ...........................................................................                         73,369
Receivables:
     Securities sold ...........................................................    $ 10,610,300
     Interest ..................................................................         981,868     11,592,168
                                                                                    ------------
Prepaid registration fees and other assets (Note 1d) ...........................                          5,365
                                                                                                  -------------
Total assets ...................................................................                    205,648,248
                                                                                                  -------------
Liabilities:
Payables:
     Distributor (Note 2) ......................................................          51,496
     Investment adviser (Note 2) ...............................................          16,783         68,279

Accrued expenses and other liabilities .........................................                         42,109
                                                                                                  -------------
Total liabilities ..............................................................                        110,388
                                                                                                  -------------
Net Assets .....................................................................                  $ 205,537,860
                                                                                                  =============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized .....................................................................                  $  20,559,524
Paid-in capital in excess of par ...............................................                    185,035,653
Accumulated realized capital losses--net (Note 4) ..............................                        (57,317)
                                                                                                  -------------
Net Assets--Equivalent to $1.00 per share based on 205,595,242 shares of
beneficial interest outstanding ................................................                  $ 205,537,860
                                                                                                  =============

See Notes to Financial Statements.

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CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------


Investment Income (Note 1c):
Interest and amortization of premium earned.............                  $   3,511,018

Expenses:
Investment advisory fees (Note 2).......................    $   534,032
Distribution fees (Note 2)..............................        131,776
Professional fees.......................................         26,635
Accounting services (Note 2)............................         18,425
Transfer agent fees (Note 2)............................         12,626
Registration fees (Note 1d).............................         12,380
Custodian fees..........................................         11,144
Printing and shareholder reports........................          8,903
Pricing fees............................................          2,307
Trustees' fees and expenses.............................            728
Other...................................................          1,456
                                                            -----------
Total expenses..........................................                        760,412
                                                                          -------------
Investment income--net...................................                     2,750,606
Realized Loss on Investments--Net (Note 1c)..............                        (6,941)
                                                                          -------------
Net Increase in Net Assets Resulting from Operations....                  $   2,743,665
                                                                          =============

See Notes to Financial Statements.

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CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF CHANGES IN NET ASSETS
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
                                                                  For the Six       For the Year
                                                                 Months Ended          Ended
                                                                 September 30,       March 31,
Increase (Decrease) in Net Assets:                                   1999              1999
------------------------------------------------------------------------------------------------
Operations:
Investment income--net ......................................   $   2,750,606    $   5,520,071
Realized loss on investments--net ...........................          (6,941)          (8,913)
                                                                -------------    -------------
Net increase in net assets resulting from operations ........       2,743,665        5,511,158
                                                                -------------    -------------
Dividends to Shareholders (Note 1e):
Investment income--net ......................................      (2,750,606)      (5,520,071)
                                                                -------------    -------------
Net decrease in net assets resulting from dividends to
shareholders ................................................      (2,750,606)      (5,520,071)
                                                                -------------    -------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares ............................     405,544,813      718,009,373
Net asset value of shares issued to shareholders in
reinvestment of dividends (Note 1e) .........................       2,750,687        5,520,081
                                                                -------------    -------------
                                                                  408,295,500      723,529,454
Cost of shares redeemed .....................................    (416,768,248)    (722,779,681)
                                                                -------------    -------------
Net increase (decrease) in net assets derived from beneficial
interest transactions .......................................      (8,472,748)         749,773
                                                                -------------    -------------
Net Assets:
Total increase (decrease) in net assets .....................      (8,479,689)         740,860
Beginning of period .........................................     214,017,549      213,276,689
                                                                -------------    -------------
End of period ...............................................   $ 205,537,860    $ 214,017,549
                                                                =============    =============

See Notes to Financial Statements.

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CMA ARIZONA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following per share data and ratios        For the Six
have been derived from information             Months Ended             For the Year Ended March 31,
provided in the financial statements.          September 30,  -----------------------------------------------
Increase (Decrease) in Net Asset Value:           1999           1999        1998         1997         1996
-------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .......   $    1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                               ---------      --------     --------     --------     --------
Investment income--net .....................         .01           .03          .03          .03          .03
Realized gain (loss) on investments--net ...          --+           --+          --+          --+          --+
                                               ---------      --------     --------     --------     --------
Total from investment operations ...........         .01           .03          .03          .03          .03
                                               ---------      --------     --------     --------     --------
Less dividends from investment income--net .        (.01)         (.03)        (.03)        (.03)        (.03)
                                               ---------      --------     --------     --------     --------
Net asset value, end of period .............   $    1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                               =========      ========     ========     ========     ========
Total Investment Return ....................        2.58%*        2.73%        3.05%        2.86%        3.35%
                                               =========      ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses, net of reimbursement .............         .71%*         .73%         .74%         .76%         .58%
                                               =========      ========     ========     ========     ========
Expenses ...................................         .71%*         .73%         .74%         .76%         .77%
                                               =========      ========     ========     ========     ========
Investment income--net .....................        2.58%*        2.69%        2.99%        2.80%        3.27%
                                               =========      ========     ========     ========     ========
Supplemental Data:
Net assets, end of period (in thousands) ...   $ 205,538      $214,018     $213,277     $169,551     $137,520
                                               =========      ========     ========     ========     ========

* Annualized.
+ Amount is less than $.01 per share.
  See Notes to Financial Statements.

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CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:
CMA Arizona Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office

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CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1999, the Fund had a net capital loss carryforward of approximately $47,000, of which $6,000 expires in 2004, $30,000 expires in 2005, $6,000 expires in 2006 and $5,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES
--------------------------------------------------------------------------------

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
  Treasurer
William E. Zitelli--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Arizona
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #16714--9/99

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